THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Pro Advisory

Supplement dated June 27, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

Rydex Variable Trust has announced, subject to shareholder approval, the Guggenheim VT Long Short Equity Fund will be closed and liquidated on or about August 16, 2024. As a result, this fund will no longer be available as an investment option under your Contract. If you have invested in this fund, you must transfer all money out of the fund and into another Subaccount within your Contract. This transfer may be made any time prior to the close of business on August 16, 2024.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund subaccount on or about August 16, 2024. Once this transfer occurs, any future allocations of Purchase Payments and/or Contract Value (or Account Value under i4LIFE® Advantage) that you previously designated to the fund will be allocated to the LVIP Government Money Market Fund subaccount. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding this fund liquidation, please refer to the fund’s prospectus.

Please retain this Supplement for future reference.